UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5531

Babson Capital Participation Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President, Secretary and Chief Legal Officer
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2014
Babson Capital PARTICIPATION INVESTORS 2014 Annual Report

BABSON CAPITAL PARTICIPATION INVESTORS

Babson Capital Participation Investors is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust’s total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody’s, or, if unrated, are believed by Babson Capital Management LLC (“Babson Capital”) to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody’s, or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on April 17, 2015 at 1:00 P.M. in Springfield, Massachusetts.

PROXY VOTING POLICIES & PROCEDURES:
PROXY VOTING RECORD

The Trustees of Babson Capital Participation Investors (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.BabsonCapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 is available (1) on the Trust’s website at http://www.BabsonCapital.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.BabsonCapital.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

BABSON CAPITAL PARTICIPATION INVESTORS
c / o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

KPMG LLP Boston, Massachusetts 02111

2014 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/14*

Cash & Short Term Investments 8.3%
Bank Loans 0.2%
Public Equity 0.0%
Private / Restricted Equity 15.5%
Private / 144A High Yield Debt 49.8%
Public High Yield Debt 26.2%

* Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

%
60
50
40
30
20
10
0
-10
-20
-30
-40
22.51
4.55
2.74
18.64
18.37
11.85
9.95
-1.57
1.87
-6.01
-33.79
-26.16
7.60
27.17
58.21
18.63
26.86
15.13
10.56
-4.17
4.98
15.89
16.35
15.81
10.97
38.82
7.44
13.66
4.89
2.45
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Babson Capital Participation Investors
Russell 2000 Index
Barclays Capital U.S. Corporate High Yield Index

*
Data for Babson Capital Participation Investors (the “Trust”) represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust’s shares due to the difference between the Trust’s net asset value and the market value of its shares outstanding (see page 13 for total investment return based on market value). Past performance is no guarantee of future results.

Babson Capital Participation Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2014.

PORTFOLIO PERFORMANCE

The Trust’s net total portfolio rate of return for 2014 was 13.7%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $137,568,919 or $13.35 per share, as of December 31, 2014. This compares to $131,415,408 or $12.83 per share, as of December 31, 2013. The Trust paid a quarterly dividend of $0.27 per share for each of the four quarters of 2014, for a total annual dividend of $1.08 per share. In 2013, the Trust also paid four quarterly dividends of $0.27 per share, for a total annual dividend of $1.08 per share. Net investment income for 2014 was $1.04 per share, including approximately $0.16 per share of non-recurring income, compared to 2013 net investment income of $1.00 per share, which included approximately $0.04 per share of non-recurring income.

The Trust’s stock price increased 2.7% during 2014, from $12.88 as of December 31, 2013 to $13.23 as of December 31, 2014. The Trust’s stock price of $13.23 as of December 31, 2014 equates to a 0.9% discount to the December 31, 2014 net asset value per share of $13.35. The Trust’s average quarter-end premium for the 3-, 5-, and 10-year periods ended December 31, 2014 was 10.7%, 12.8% and 9.7%, respectively.

The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2014 are provided for comparison purposes only.

		Barclays Capital U.S.	Russell
	The Trust	Corporate High Yield Index	2000 Index

1 Year	13.61%	2.45%	4.89%
3 Years	13.47%	8.43%	19.21%
5 Years	13.91%	9.03%	15.55%
10 Years	11.98%	7.74%	7.77%
25 Years	12.18%	8.76%	9.75%

Past performance is no guarantee of future results.

PORTFOLIO ACTIVITY

The Trust closed 18 new private placement investments, as well as five “add-on” investments in existing portfolio companies in 2014. The 18 new investments were in Airxcel Holdings; Avantech Testing Services LLC; Clarion Brands Holding Corp.; Dunn Paper; ECG Consulting Group; ERG Holding Company LLC; GenNx Novel Holding, Inc.; Grakon Parent; GTI Holding Company; Hartland Controls Holding Corporation; HHI Group, LLC; Handi Quilter Holding Company; Impact Confections; MES Partners, Inc.; Money Mailer; Polytex Holdings LLC; PPC Event Services and VP Holding Company. The five “add-on” investments were in ARI Holding Corporation; Church Services Holding Company; Merex Holding Corporation; MVI Holding, Inc. and Netshape Technologies, Inc. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $25,579,289, which was up 58.1% from the $16,175,835 of new private placement investments made by the Trust in 2013.

2014 Annual Report

The Trust’s new investment activity in 2014 benefited from a strong rebound in middle market merger and acquisition activity during the year. In fact, middle market buyout volume in 2014 was at its highest level since 2007. The dark cloud on the horizon, though, continues to be the high purchase prices and leverage levels that are common in buyout transactions today. Competition for new investment opportunities remains intense, as there continues to be an overabundance of private debt and equity capital looking to be invested. Attractive companies are being aggressively pursued by both buyers and lenders alike. As a result, average purchase price multiples in 2014 were at their highest level in the past 15 years. Leverage multiples also increased during the year, to their second highest level in the past 15 years.

Though we were active investors on behalf of the Trust in 2014, we did so, and will continue to do so, cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. In 2014, in the face of these aggressive market conditions, we continued our history of investing in companies at lower than market leverage levels. The average leverage of the Trust’s new private placement investments in 2014 was 4.0x times EBITDA, compared to the 5.3 times EBITDA for the market as a whole. This approach has served us well over the long term and through all kinds of market cycles.

In addition to strong new investment activity, the condition of the Trust’s existing portfolio remained solid throughout the year. Sales and earnings for the Trust’s portfolio companies as a whole continued their upward momentum. We had significantly more credit upgrades in the portfolio this year than downgrades, while the number of companies on our watch list or in default remained at or near the lowest level we have seen over the last seven years.

We had 33 companies exit from the Trust’s portfolio during 2014. This is an unprecedented high level of exit activity for the Trust’s portfolio and is another indicator of how active and aggressive the market was in 2014. In 28 of these exits, the Trust realized a positive return on its investment. These investments were: AHC Holding Company, Inc.; Apex Analytix Holding Corporation; Baby Jogger Holdings LLC; CDNT, Inc.; Connor Sport Court International, Inc.; Duncan Systems, Inc.; ELT Holding Company; Handi Quilter Holding Company; Home Décor Holding Company; Jason Partners Holdings LLC; KPHI Holdings, Inc.; LPC Holding Company; MBWS Ultimate Holdco, Inc.; MEGTEC Holdings, Inc.; NT Holding Company; Ontario Drive & Gear Ltd.; PKC Holding Corporation; PPT Holdings LLC; Postle Aluminum Company LLC; Precision Wire Holding Company; Snacks Parent Corporation; SouthernCare Holdings, Inc.; Specialty Commodities, Inc.; Stag Parkway Holding Company; Terra Renewal LLC; TruStile Doors, Inc.; U-Line Corporation; and UMA Enterprises, Inc. Four long-standing troubled investments, HM Holding Company; Pacific Consolidated Holdings LLC; Sencore Holdings Company; and Strata/WLA Holding were realized in 2014 at a loss. The Trust also benefited from dividends associated with the recapitalizations of six companies during the year. The Trust realized significant net gains from these exits and recapitalizations.

The level of refinancing activity in the portfolio in 2014, though still robust, was down from the unprecedented level of refinancings we saw in 2013. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are being driven by companies seeking to take advantage of low interest rates and the abundant availability of capital. During 2014, we had 20 portfolio companies fully or partially prepay their debt obligations to the Trust, compared to 32 such prepayments in 2013.

The unprecedented level of exit activity in the portfolio this year, along with another year of above-average prepayment activity, was the principal reason that the Trust’s net investment income, excluding non-recurring items, declined from $0.96 per share in 2013 to $0.88 per share in 2014.

Babson Capital Participation Investors

OUTLOOK FOR 2015

We have started the year off with a healthy backlog of deal flow. Surveys of middle market financiers indicate that most expect 2015 to be another active year in terms of deal flow. We did see the pressure on leverage levels and investment returns stabilize as we progressed through 2014, and that is expected to continue into 2015. As a result, we are optimistic about the outlook for new investment activity for the Trust in 2015. We also have a number of portfolio companies that are in the process of being sold and we are hopeful that those exits will once again generate significant gains for the Trust. Rest assured that despite constantly changing market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Babson Capital’s seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

While the Trust was able to maintain its $0.27 per share quarterly dividend in 2014 for a total annual dividend of $1.08 per share, we must make note again, as we did in last year’s Annual Report, that this dividend level may not be sustainable throughout 2015. The Trust’s net investment income per share, excluding non-recurring income, of $0.88 per share in 2014 was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the second quarter of 2012. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that has occurred over the last two years. We have been able to maintain the $0.27 per share quarterly dividend with current income, non-recurring income, earnings carried forward from prior quarters, and long-term capital gains. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. In 2014, the Trust earned an unusually high $0.16 per share of non-recurring income, mostly due to dividend distributions from the recapitalization of a few portfolio companies. In addition, the Trust utilized $0.12 of long-term capital gains to pay the most recent quarterly dividend. These actions have replenished the Trust’s earnings carry-forwards somewhat and should be available to supplement recurring income for the next few quarters. Unless market conditions change dramatically though, it is still unlikely that we will be able to rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, it is likely that in 2015 we will have to reduce the dividend from the current $0.27 per share quarterly rate. As we move through 2015, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

As always, I would like to thank you for your continued interest in and support of Babson Capital Participation Investors. I look forward to seeing you at the Trust’s annual shareholder meeting in Springfield on April 17, 2015.

Sincerely,

Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2014 Annual Report

2014	Record	Net Investment	Short-Term	Long-Term
Dividends	Date	Income	Gains	Gains
Regular	4/28/2014	0.2700	-	-
	8/1/2014	0.2700	-	-
	11/3/2014	0.2700	-	-
	12/31/2014	0.1500	-	0.1200
		$0.9600	$-	$0.1200

The following table summarizes the tax effects of the relation of capital gains for 2014:

	Amount per Share	Form 2439
2014 Gain Retained	0.3013	Line 1a
Long - Term Gains Retained	0.3013	-
Taxes Paid	0.1055	Line 2*
Basis Adjustment	0.1958	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

	Qualified for Dividend				Interest Earned on
Annual Dividend	Received Deduction***		Qualified Dividends****		U.S. Gov’t. Obligations
Amount		Amount		Amount		Amount
Per Share	Percent	Per Share	Percent	Per Share	Percent	Per Share
$1.08	8.3447%	0.0799	8.3447%	0.0779	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2014

BABSON CAPITAL PARTICIPATION INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	9

Consolidated Statement of Operations	10

Consolidated Statement of Cash Flows	11

Consolidated Statements of Changes in Net Assets	12

Consolidated Selected Financial Highlights	13

Consolidated Schedule of Investments	14-41

Notes to Consolidated Financial Statements	42-47

Report of Independent Registered Public Accounting Firm	48

Interested Trustees	49-50

Independent Trustees	51-52

Officers of the Trust	53-54

2014 Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $83,874,514)	$83,509,498
Corporate restricted securities at market value (Cost - $18,879,284)	18,614,707
Corporate public securities at market value (Cost - $40,805,616)	41,201,026
Short-term securities at amortized cost	6,498,322
Total investments (Cost -$150,057,736)	149,823,553
Cash	6,459,099
Interest receivable	1,479,512
Other assets	17,843

Total assets	157,780,007

Liabilities:
Note payable	15,000,000
Dividend payable	2,781,293
Tax payable	1,448,285
Deferred tax liability	409,619
Investment advisory fee payable	309,530
Interest payable	27,267
Accrued expenses	235,094
Total liabilities	20,211,088

Total net assets	$137,568,919

Net Assets:
Common shares, par value $.01 per share	103,010
Additional paid-in capital	97,751,988
Retained net realized gain on investments	40,289,888
Undistributed net investment income	756,779
Accumulated net realized gain on investments	(652,944)
Net unrealized depreciation of investments	(643,802)
Total net assets	$137,568,919
Common shares issued and outstanding (14,785,750 authorized)	10,301,085

Net asset value per share	13.35

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2014

Investment Income:
Interest	$11,919,042
Dividends	1,179,398
Other	225,968

Total investment income	13,324,408

Expenses:
Investment advisory fees	1,238,259
Interest	613,500
Professional fees	273,100
Trustees’ fees and expenses	246,000
Reports to shareholders	84,000
Custodian fees	28,000
Other	170,058

Total expenses	2,652,917

Investment income - net	10,671,491

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	6,258,978
Income tax expense	(1,226,218)
Net realized gain on investments after taxes	5,032,760
Net change in unrealized appreciation of investments before taxes	539,240
Net change in deferred income tax expense	260,941
Net change in unrealized appreciation of investments after taxes	800,181

Net gain on investments	5,832,941

Net increase in net assets resulting from operations	$16,504,432

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2014

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$2,015,870
Purchases of portfolio securities	(48,947,657)
Proceeds from disposition of portfolio securities	44,668,353
Interest, dividends and other income received	11,710,618
Interest expense paid	(613,500)
Operating expenses paid	(2,028,417)
Income taxes paid	(111,937)
Net cash provided by operating activities	6,693,330
Cash flows from financing activities:

Cash dividends paid from net investment income	(11,087,456)
Receipts for shares issued on reinvestment of dividends	751,903
Net cash used for financing activities	(10,335,553)
Net decrease in cash	(3,642,223)
Cash - beginning of year	10,101,322

Cash - end of year	$6,459,099

Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$16,504,432
Increase in investments	(10,281,998)
Increase in interest receivable	(222,748)
Decrease in other assets	280
Decrease in payable for investments purchased	(170,976)
Increase in tax payable	1,114,281
Decrease in deferred tax liability	(260,941)
Increase in investment advisory fee payable	13,845
Decrease in accrued expenses	(2,845)

Total adjustments to net assets from operations	(9,811,102)

Net cash provided by operating activities	$6,693,330

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	2014	2013
Increase in net assets:
Operations:
Investment income - net	$10,671,491	$10,228,050
Net realized loss on investments after taxes	5,032,760	(1,116,143)
Net change in unrealized apprciation of investments after taxes	800,181	4,650,973
Net increase in net assets resulting from operations	16,504,432	13,762,880

Increase from common shares issued on reinvestment of dividends
Common shares issued (2014 - 56,918; 2013 - 60,918)	751,903	817,760

Dividends to shareholders from:
Net investment income (2014 - $0.96 per share; 2013 - $1.08 per share)	(9,866,694)	(11,039,357)
Net realized gains (2014 - $0.12 per share; 2013 - $0.00 per share)	(1,236,130)	-
Total increase in net assets	6,153,511	3,541,283

Net assets, beginning of year	131,415,408	127,874,125

Net assets, end of year (including undistributed net investment
income of $756,779 and $251,059, respectively)	$137,568,919	$131,415,408

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2014	2013		2012	2011		2010
Net asset value:
Beginning of year	$12.83	$12.56		$11.90	$11.89		$10.91
Net investment income (a)	1.04	1.00		1.08	1.14		1.02
Net realized and unrealized
gain (loss) on investments	0.57	0.35		0.64	0.08		0.95
Total from investment operations	1.61	1.35		1.72	1.22		1.97
Dividends from net investment
income to common shareholders	(0.96)	(1.08)		(1.04)	(1.23)		(1.00)
Dividends from net realized gain
on investments to common shareholders	(0.12)	-		(0.04)	(0.00	) (b)	-
Increase from dividends reinvested	(0.01)	(0.00	) (b)	0.02	0.02		0.01
Total dividends	(1.09)	(1.08)		(1.06)	(1.21)		(0.99)
Net asset value: End of year	$13.35	$12.83		$12.56	$11.90		$11.89
Per share market value: End of year	$13.23	$12.88		$13.91	$15.85		$13.88
Total investment return
Net asset value (c)	13.61%	10.97%		15.89%	10.56%		18.71%
Market value (c)	12.54%	0.47%		(4.54%)	24.16%		22.94%
Net assets (in millions):
End of year	$137.57	$131.42		$127.87	$120.32		$119.54
Ratio of total expenses
to average net assets	2.84%	2.15%		2.83%	2.18%		2.53%
Ratio of operating expenses
to average net assets	1.49%	1.51%		1.51%	1.42%		1.46%
Ratio of interest expense
to average net assets	0.45%	0.47%		0.49%	0.56%		0.61%
Ratio of income tax expense
to average net assets (d)	0.90%	0.17%		0.83%	0.20%		0.46%
Ratio of net investment income
to average net assets	7.82%	7.77%		8.82%	9.33%		8.96%
Portfolio turnover	32%	30%		34%	21%		27%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$12
Asset coverage per $1,000
of indebtedness	$10,171	$9,761	$9,525	$9,021	$10,962

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013

Corporate Restricted Securities - 74.23%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 60.70%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$677,489	10/17/12	$667,032	$663,187
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	-
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	103,091
			780,666	766,278
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 12/21/2020	$1,044,036	12/20/13	1,025,482	1,054,476
Limited Liability Company Unit Class A (B)	3,094 uts.	*	153,704	268,657
Limited Liability Company Unit Class B (B)	1,479 uts.	10/09/09	52,999	128,424
* 10/09/09 and 12/20/13.			1,232,185	1,451,557

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 05/15/2015 (D)	$420,000	05/15/08	413,944	210,000
13% Senior Subordinated Note due 05/15/2015 (D)	$420,000	05/15/08	384,627	-
Common Stock (B)	60,000 shs.	05/15/08	60,000	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	-
			894,225	210,000
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$181,818	08/01/12	167,217	183,636
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	222,230
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	37,688
			334,663	443,554
ACP Cascade Holdings
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company (B)	32 uts.	11/09/12	-	-

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 12/07/2018	$1,134,615	12/07/12	1,121,922	1,133,261
Limited Liability Company Unit (B)	1,431 uts.	*	143,077	180,314
* 12/07/12 and 07/11/13.			1,264,999	1,313,575

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	332 shs.	12/27/07	$164,016	$501,391
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	42,038
			185,616	543,429
Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$1,439,575	11/18/14	1,411,225	1,449,109
Limited Liability Company Unit	288 uts.	11/18/14	288,000	273,600
			1,699,225	1,722,709
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	713 shs.	09/26/08	71,303	158,117
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	507 shs.	09/26/08	46,584	112,434
			117,887	270,551
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 03/31/2020 (D)	$1,237,502	*	1,237,367	1,237,502
Preferred Class A Unit (B)	1,706 uts.	**	170,600	-
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	91,938
Common Class B Unit (B)	16,100 uts.	01/22/04	1	-
Common Class D Unit (B)	3,690 uts.	09/12/06	-	-
* 01/22/04 and 06/09/08.			1,488,757	1,329,440
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	289,665

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
Limited Liability Company Unit Class B (B)	20 uts.	12/21/11	28,418	100,376
Limited Liability Company Unit Class C (B)	230 uts.	12/21/11	221,582	993,701
			250,000	1,094,077

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$1,696,077	*	$1,670,732	$1,701,258
Limited Partnership Interest	524 uts.	08/01/14	523,950	416,002
* 05/21/13 and 08/01/14.			2,194,682	2,117,260

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
Preferred Stock (B)	33 shs.	10/16/09	33,224	124,203
Common Stock (B)	263 shs.	05/18/05	263,298	32,786
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	69 shs.	05/18/05	59,362	8,596
			355,884	165,585
Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 07/31/2021	$500,587	07/31/14	491,228	502,665
Limited Liability Company Unit	36,964 uts.	07/31/14	369,643	351,828
			860,871	854,493
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$297,872	10/12/12	293,725	297,872
13% Senior Subordinated Note due 09/30/2019	$324,861	10/12/12	306,491	329,107
Common Stock (B)	51,064 shs.	10/12/12	51,064	105,992
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	41,962
			671,496	774,933
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	188,656
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	210,652
			208,333	399,308
Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 06/30/2015	$1,207,902	06/30/06	1,205,503	1,207,902
Preferred Stock Class A (B)	465 shs.	06/30/06	141,946	9,168
Common Stock (B)	1 sh.	06/30/06	152	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	164 shs.	06/30/06	48,760	3,222
			1,396,361	1,220,292

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	55 shs.	*	$252	$765,617
*12/30/97, 05/29/99 and 02/28/01.

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,342,831	1,436,927
Preferred Stock (B)	1,350 shs.	*	134,972	145,437
Preferred Stock (B)	489 shs.	*	48,721	52,713
Common Stock (B)	140 shs.	*	14,864	11,577
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	58 shs.	*	5,430	4,809
* 05/09/13 and 11/01/13.			1,546,818	1,651,463

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$756,536	01/19/11	732,529	764,102
14% Senior Subordinated Note due 08/03/2019	$196,871	08/03/12	194,025	198,839
Common Stock (B)	375 shs.	01/19/11	37,500	58,982
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	46,363
			993,304	1,068,286
Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$422,652	03/26/12	413,802	424,271
10% Senior Subordinated Note due 09/12/2015	$6,176	09/15/14	6,176	6,183
Common Stock (B)	1,327 shs.	*	132,700	85,375
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	3,667
* 03/26/12, 05/25/12 and 06/19/12.			558,418	519,496

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 09/30/2021	$1,574,063	10/01/14	1,543,410	1,576,896
Common Stock (B)	1,568 shs.	10/01/14	156,818	148,977
			1,700,228	1,725,873

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	$146,594	$266,243

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	59,072
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	45,790
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	-	757,186
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	-	-
			142,369	862,048
CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase
common stock at $.001 per share	10 shs.	08/04/05	72,617	563,961

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 11/30/2015	$695,250	08/21/08	682,696	695,250
Common Stock (B)	135,000 shs.	08/21/08	135,000	102,870
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72,037 shs.	08/21/08	103,143	54,892
			920,839	853,012
CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$1,221,631	11/22/13	1,200,915	1,246,063
Common Stock (B)	31,044 shs.	11/22/13	443,182	348,204
			1,644,097	1,594,267
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	156 shs.	10/26/09	156,468	234,610
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	171,410
Common Stock (B)	38 shs.	10/26/09	38,244	1,272
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	930
			324,821	408,222

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$1,349,044	05/04/12	$1,330,300	$1,362,535
Preferred Stock (B)	25 shs.	05/04/12	252,434	293,744
Common Stock (B)	25 shs.	05/04/12	28,048	86,473
			1,610,782	1,742,752
Dunn Paper
A provider of specialty paper for niche product applications.
11.25% Senior Subordinated Note due 06/30/2020	$1,463,636	12/30/14	1,434,385	1,463,044
Preferred Stock (B)	261 shs.	12/30/14	261,364	248,292
			1,695,749	1,711,336
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	349 shs.	01/08/08	174,701	313,239

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 01/29/2018	$950,000	02/01/10	883,106	959,500
Common Stock (B)	50 shs.	02/01/10	50,000	85,563
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	204,015
			1,040,206	1,249,078
ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$1,294,801	11/19/14	1,265,714	1,301,362
Limited Liability Company Unit (B)	230 uts.	11/19/14	71,875	68,283
			1,337,589	1,369,645
EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 07/26/2019	$441,985	07/26/13	434,656	450,824
Common Stock (B)	1,535 shs.	07/26/13	153,474	196,758
			588,130	647,582
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$940,750	04/04/14	923,907	951,603
Common Stock (B)	31 shs.	04/04/14	77,533	77,525
			1,001,440	1,029,128

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Value

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	$58,345	$67,245
Limited Liability Company Unit (B)	171 uts.	09/27/10	17,073	144,816
			75,418	212,061
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit (B)	80,559 uts.	04/15/14	-	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	90,835
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	11,388
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	10,615
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	20,780
			105,046	214,177
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	117,197

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	44,650
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	86,031
			76,687	130,681
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$1,578,080	03/27/14	1,549,510	1,565,099
Common Stock (B)	15,500 shs.	03/27/14	155,000	123,857
			1,704,510	1,688,956
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 03/27/2019	$1,172,300	03/27/13	1,154,456	1,181,228
Common Stock (B)	1,181 shs.	03/27/13	118,110	154,685
			1,272,566	1,335,913

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 11/13/2019 (D)	$38,950	11/13/13	$231,183	$-
Preferred Stock (B)	151,643 shs.	11/13/13	77,643	-
Preferred Stock Series F (B)	155,800 shs.	11/13/13	924,731	-
			1,233,557	-
Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
12% Senior Subordinated Note due 04/30/2021	$1,550,169	10/31/14	1,519,704	1,554,261
Common Stock (B)	175 shs.	10/31/14	174,831	166,089
			1,694,535	1,720,350
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	681,806	728,140
Common Stock (B)	846 shs.	02/05/14	84,636	72,882
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	34,201
			803,258	835,223
Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$1,437,979	12/19/14	1,409,334	1,441,179
Limited Liability Company (B)	288 uts.	12/19/14	287,500	273,125
Limited Liability Company (B)	2,875 uts.	12/19/14	-	-
			1,696,834	1,714,304
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$1,089,948	02/14/14	1,070,582	1,122,646
Common Stock (B)	821 shs.	02/14/14	822	108,844
Preferred Stock Series A (B)	2,547 shs.	02/14/14	254,734	270,531
			1,326,138	1,502,021
Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
14% Senior Subordinated Note due 03/09/2019 (D)	$739,211	03/09/12	726,997	742,227
16% Senior Subordinated PIK Note due 03/09/2019	$20,717	03/31/14	20,717	20,767
Common Stock (B)	517 shs.	03/09/12	51,724	62,225
			799,438	825,219

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$1,552,760	01/17/14	$1,525,574	$ 1,553,872
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	54,917
			1,627,137	1,608,789
Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$703,125	04/15/13	669,240	692,495
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	157,330
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	23,707
			935,959	873,532
HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	-	-
			-	-
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$1,098,837	08/19/08	1,072,953	1,095,943
Common Stock (B)	251 shs.	08/19/08	251,163	96,370
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	24,910
			1,384,349	1,217,223
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$1,187,454	09/27/12	1,169,750	1,199,329
Preferred Stock Series A (B)	1,127 shs.	09/27/12	112,726	138,662
Common Stock (B)	910 shs.	09/27/12	910	17,989
			1,283,386	1,355,980
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	93 shs.	10/27/11	92,854	204,537

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/4/2020	$1,065,257	11/10/14	$1,044,318	$1,070,450
Common Stock (B)	2,300 shs.	11/10/14	230,000	218,500
			1,274,318	1,288,950
Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	277,254

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	165,000	179,731
Preferred Stock B (B)	0.06 shs.	12/20/10	-	65
Common Stock	33 shs.	12/20/10	1,667	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	51,402
			272,310	231,198
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$1,342,391	12/11/13	1,319,256	1,369,239
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	139,258	435,812
			1,458,514	1,805,051
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$1,081,757	12/05/12	1,065,226	1,015,229
Limited Liability Company Unit (B)	311,710 uts.	12/05/12	224,937	24,937
			1,290,163	1,040,166
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	102 shs.	12/23/11	-	-
Preferred Stock Series B	29 shs.	12/23/11	-	-
Common Stock	163 shs.	*	6,522	156,766
* 12/23/11 and 06/30/14.			6,522	156,766

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/24/06	$71,053	$59,446
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	36,477
			108,924	95,923
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	29 shs.	06/30/09	29,348	93,767
Convertible Preferred Stock Series D (B)	13 shs.	09/17/09	12,958	39,917
Common Stock (B)	235 shs.	07/15/08	234,783	223,979
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	51 shs.	07/16/08	50,836	48,501
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	67 shs.	09/17/09	-	64,299
			327,925	470,463
M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	32 shs.	09/12/08	32,143	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/12/08	34,714	-
			66,857	-
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	194,364
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	27,213
* 05/04/07 and 01/02/08.			189,262	221,577

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$419,971	01/15/10	391,976	419,971
15% Senior Subordinated Note due 01/15/2018	$113,825	10/05/10	112,666	113,688
Common Stock (B)	35 shs.	10/05/10	35,400	75,899
Common Stock Class B (B)	118 shs.	01/15/10	117,647	252,246
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	223,238
			752,268	1,085,042

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	66 uts.	08/29/08	$66,451	$85,511
Common Unit Class A (B)	671 uts.	08/29/08	671	125,115
Common Unit Class B (B)	263 uts.	08/29/08	63,564	49,082
			130,686	259,708
Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 10/30/2019	$454,295	09/22/11	448,457	440,666
Limited Liability Company Unit Series A	228 uts.	05/07/14	14,760	6,751
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	93,237
			619,162	540,654
MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$1,084,750	09/30/14	1,063,615	1,089,235
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	208,568
			1,283,160	1,297,803
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 06/30/2015 (D)	$902,727	*	865,676	-
Preferred Stock Series A (B)	519 shs.	10/10/12	498,734	-
Common Stock (B)	238 shs.	*	238,000	-
Common Stock Series B (B)	597 shs.	10/10/12	6	-
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	87 shs.	*	86,281	-
*08/12/05 and 09/11/06.			1,688,697	-

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$1,258,535	11/02/12	1,239,542	1,189,786
Common Stock (B)	45 shs.	11/02/12	44,643	10,037

			1,284,185	1,199,823
Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	1,332,865 shs.	12/10/14	1,312,872	1,266,222

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$974,314	11/30/10	$964,404	$974,314
Limited Liability Company Unit Class B-1 (B)	75,000 uts.	11/30/10	-	80,878
Limited Liability Company Unit Class B-2 (B)	6,801 uts.	11/30/10	-	7,334
			964,404	1,062,526
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	-

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$810,000	02/02/07	809,265	810,000
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	-
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	-
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	235,109
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	147,043
Limited Liability Company Unit Class D-3 of
Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	98,705
* 12/18/08 and 09/30/09.			1,665,826	1,290,857

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 04/09/2018	$488,617	11/05/10	464,785	488,617
Limited Liability Company Unit Series B	17,241 uts.	11/05/10	17,241	36,966
Limited Liability Company Unit Series B	34,931 uts.	11/05/10	34,931	74,892
Limited Liability Company Unit Series F (B)	34,931 uts.	11/05/10	-	9,536
			516,957	610,011

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	1,740 uts.	*	174,006	128,095
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	2,605 shs.	*	260,479	191,752
* 07/09/09 and 08/09/10.			434,485	319,847

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 08/23/2018	$444,445	06/04/10	$424,233	$444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	34,399
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	-
Common Stock (B)	344 shs.	06/04/10	344	-
			511,056	478,844
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	941,322
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	-
Common Stock (B)	21,462 shs.	05/22/09	993,816	-
			1,342,900	941,322
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	156,250 uts.	11/29/12	156,250	170,226

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$1,040,997	07/31/14	1,021,372	1,043,683
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	152,115
			1,169,468	1,195,798
PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$1,121,250	11/20/14	1,099,287	1,128,831
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	163,875
			1,271,787	1,292,706
R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 01/02/2017 (D)	$49,908	01/02/14	217,411	49,908
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	25,213
Limited Liability Company Unit Class B Common (B)	6 uts.	01/02/14	219,593	36,979
limited liability company unit series B-1 preferred (B)	9 uts.	01/02/14	374,307	374,308
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	11,898
			1,030,643	498,306

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	13,548 uts.	*	$135,477	$179,190
* 10/21/11 and 08/03/12.

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	39,062 shs.	12/11/12	39,062	47,936
Common Stock (B)	43 shs.	12/11/12	4	66,154
			39,066	114,090
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	2,098 shs.	03/30/12	83,920	105,345
Common Stock (B)	983 shs.	03/30/12	9,830	52,866
			93,750	158,211
Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 03/15/2021	$755,088	03/15/13	717,819	770,190
Common Stock (B)	76 shs.	03/15/13	75,509	151,083
Warrant, exercisable until 2023, to purchase
common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	61,726
			821,644	982,999
Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	436,181
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	67,467	110,485
* 08/31/07 and 03/06/08.			328,729	546,666

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019	$746,099	10/18/13	733,553	724,354
Common Stock (B)	841 shs.	10/18/13	84,100	-
			817,653	724,354

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 03/01/2019	$605,299	12/15/09	$554,039	$605,299
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	101,967
			674,273	707,266
Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,040,590	1,051,500
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	133,314
			1,199,557	1,184,814
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 shs.	03/31/10	-	-

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 12/14/2017	$1,043,923	12/14/10	1,012,697	1,046,918
14% Senior Subordinated PIK Note due 12/14/2017	$99,333	08/17/12	97,051	99,333
Common Stock (B)	38 shs.	12/14/10	38,168	34,129
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	33,307
			1,185,165	1,213,687
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 02/26/2019	$2,101,079	09/02/08	2,046,926	2,101,080
Preferred Stock Series D (B)	257 shs.	02/27/13	25,678	-
Redeemable Preferred Stock Series A (B)	678 shs.	10/03/08	6,630	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	-
			2,138,895	2,101,080

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$1,062,258	12/05/13	-	1,009,145
15% Senior Subordinated Note due 12/05/2020 (D)	$46,798	12/05/13	219,203	9,360
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	28,079 shs.	12/05/13	-	-
			219,203	1,018,505

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Value

Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2015 (D)	$938,651	10/31/07	$909,276	$-
Common Stock (B)	110 shs.	10/31/07	110,430	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	-
			1,066,086	-
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$1,521,728	07/05/13	1,497,360	1,536,945
Limited Liability Company Unit Class A (B)	147,727 shs.	07/05/13	147,727	171,554
			1,645,087	1,708,499
Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 01/31/2016	$727,062	*	718,168	727,062
Preferred Stock Series B (B)	128 shs.	10/20/08	127,677	454,860
Common Stock (B)	393 shs.	*	423,985	82,346
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	17,006
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	-	116,951
* 07/19/05 and 12/22/05.			1,354,480	1,398,225

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	5,888 uts.	02/28/11	78,125	159,022

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	184,266	-
Class C Unit (B)	450,000 uts.	10/29/09	413,244	300,061
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	-
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	-
* 07/19/04 and 10/29/09.			923,711	300,061

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 03/31/2021	$503,096	03/31/14	$493,971	518,189
Common Stock (B)	3,632 shs.	03/31/14	363,158	365,727
			857,129	883,916
Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$1,680,931	11/30/06	867,531	-
Common Stock (B)	101 shs.	11/30/06	101,250	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	-
			1,014,571	-
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	703 shs.	06/08/10	70,308	106,283
Common Stock (B)	353 shs.	06/08/10	353	68,151
			70,661	174,434
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 12/16/2018	$794,521	12/16/10	754,001	793,531
Common Stock (B)	205 shs.	12/16/10	205,480	102,521
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	55 shs.	12/16/10	49,334	27,551
			1,008,815	923,603
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$919,677	11/03/11	908,251	919,677
Common Stock	1,500 shs.	11/03/11	150,000	150,039
			1,058,251	1,069,716

Total Private Placement Investments (E)			$83,874,514	$83,509,498

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities - 13.53%:

Bonds - 13.53%
Alliant Techsystems Inc.	5.250%	10/01/21	$500,000	$500,000	$503,750
Amsted Industries	5.375	09/15/24	240,000	240,000	233,400
Audatex North America, Inc.	6.125	11/01/23	210,000	219,347	216,825
ArcelorMittal	6.125	06/01/18	500,000	509,501	533,125
Belden Inc.	5.250	07/15/24	210,000	210,000	201,600
California Resources Corporation	6.000	11/15/24	480,000	480,000	405,600
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	431,375
Consolidated Energy Finance S.A.	6.750	10/15/19	447,000	442,345	436,943
Cornerstone Chemical Company	9.375	03/15/18	375,000	382,123	382,500
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	327,050
Endo Finance LLC	5.375	01/31/23	500,000	490,366	490,000
First Data Corporation	7.375	06/15/19	250,000	250,000	263,125
Forest Laboratories, Inc.	5.000	12/15/21	370,000	370,000	400,646
Forest Laboratories, Inc.	4.875	02/15/21	500,000	500,000	536,110
Harron Communications, L.P.	9.125	04/01/20	250,000	272,343	272,500
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	129,222
Hercules Offshore, Inc.	8.750	07/15/21	750,000	363,076	345,000
Hilcorp Energy Company	7.625	04/15/21	325,000	314,131	326,625
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	294,800
Huntington Ingalls Industries	5.000	12/15/21	500,000	500,000	508,750
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	540,000
JBS USA Holdings, Inc.	7.750	10/28/20	375,000	393,212	388,312
Jupiter Resources Inc.	8.500	10/01/22	500,000	475,865	376,250
Kenan Advantage Group, Inc.	8.375	12/15/18	500,000	516,190	515,000
Kindred Escrow Corp. II	8.750	01/15/23	500,000	500,000	538,125
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	682,405	666,315
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	513,750
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	446,250
MEG Energy Corporation	7.000	03/31/24	500,000	500,000	452,500
Moog Inc.	5.250	12/01/22	246,000	246,000	249,075
Niska Gas Storage Partners LLC	6.500	04/01/19	500,000	500,000	376,250
Numericable Group SA	4.875	05/15/19	240,000	240,000	237,900
NXP BV/NXP Funding LLC	3.750	06/01/18	750,000	750,000	750,000
Paperworks Industries, Inc.	9.500	08/15/19	500,000	511,129	500,000
Penske Corporation	4.875	07/11/22	500,000	498,268	538,609
Prestige Brands Holdings, Inc.	5.375	12/15/21	650,000	650,000	638,625

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

			Shares or
	Interest	Maturity	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Safway Group Holding LLC/Finance Corporation	7.000%	05/15/18	$250,000	$250,000	$237,500
Sirius XM Radio Inc.	5.875	10/01/20	445,000	445,000	458,350
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	459,400
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	516,250
Univision Communications	5.125	05/15/23	160,000	160,000	161,600
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,632	263,750
Welltec A/S	8.000	02/01/19	375,000	369,925	348,750
West Corporation	5.375	07/15/22	500,000	490,426	478,750
William Lyon Homes	7.000	08/15/22	500,000	500,000	505,000
XPO Logistics, Inc.	7.875	09/01/19	210,000	210,000	219,450
Total Bonds				18,879,284	18,614,707

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			194	-	-
Total Convertible Preferred Stock				-	-

Preferred Stock - 0.00%
TherOX, Inc. (B)			26	-	-
Total Preferred Stock				-	-

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	-	-
Total Common Stock				-	-

Total Rule 144A Securities				18,879,284	18,614,707

Total Corporate Restricted Securities				$102,753,798	$102,124,205

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Market
Corporate Public Securities - 29.96%: (A)	Rate	Date	Amount	Cost	Value

Bank Loans - 0.21%
American Energy - Marcellus, LLC	5.250%	07/09/21	$139,318	$138,668	$121,671
Aquilex Holdings LLC	5.000	12/31/20	169,691	169,324	165,448
Total Bank Loans				307,992	287,119

Bonds - 29.74%
AAR Corporation	7.250%	01/15/22	$1,000,000	$1,052,560	$1,080,000
Access Midstream Partners, L.P.	4.875	03/15/24	500,000	500,000	507,500
Accuride Corp	9.500	08/01/18	500,000	487,467	515,000
ADT Corporation	6.250	10/15/21	500,000	516,701	513,750
Alcoa, Inc.	6.150	08/15/20	600,000	623,041	674,614
Alliant Techsystems Inc.	6.875	09/15/20	500,000	528,961	532,500
Ally Financial, Inc.	5.500	02/15/17	750,000	758,203	787,500
Alta Mesa Financial Services	9.625	10/15/18	383,000	371,730	317,890
Anixter, Inc.	5.125	10/01/21	165,000	165,000	165,000
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	382,162
American Axle & Manufacturing, Inc.	5.125	02/15/19	120,000	120,000	122,400
Anglogold Holdings PLC	5.375	04/15/20	600,000	604,010	574,699
Avis Budget Car Rental	9.750	03/15/20	375,000	375,000	408,750
B&G Foods, Inc.	4.625	06/01/21	440,000	440,000	429,484
Bank of America Corporation	4.000	04/01/24	500,000	498,242	520,613
Bonanza Creek Energy, Inc.	5.750	02/01/23	500,000	500,000	395,000
Braskem Finance Ltd.	6.450	02/03/24	375,000	375,000	375,937
Brunswick Corporation	7.125	08/01/27	500,000	504,501	535,000
Calumet Specialty Products Partners L.P.	7.625	01/15/22	500,000	501,925	462,500
Calpine Corporation	5.750	01/15/25	340,000	340,000	344,250
CCO Holdings Capital Corporation	5.250	09/30/22	500,000	495,910	498,750
CCO Holdings Capital Corporation	5.750	01/15/24	500,000	483,728	505,000
Centurytel, Inc.	5.000	02/15/15	500,000	500,446	501,875
CHC Helicopter SA	9.250	10/15/20	900,000	846,733	875,250
Chrysler Group, LLC	8.000	06/15/19	210,000	224,783	220,762
Chrysler Group, LLC	8.250	06/15/21	210,000	229,862	232,575
Cimarex Energy Co.	5.875	05/01/22	500,000	534,115	520,000
CIT Group, Inc.	5.000	08/15/22	500,000	500,000	513,750
CIT Group, Inc.	3.875	02/19/19	500,000	500,000	498,750
Clearwater Paper Corporation	4.500	02/01/23	500,000	495,729	487,500
Commercial Metals Company	4.875	05/15/23	750,000	751,369	716,250
Continental Resources, Inc.	5.000	09/15/22	500,000	509,540	483,750

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

CVR Refining LLC	6.500%	11/01/22	$350,000	$339,082	$332,500
Dana Holding Corporation	5.500	12/15/24	265,000	265,000	267,650
DaVita, Inc.	5.750	08/15/22	500,000	500,000	530,000
Duke Realty Limited Partnership	3.875	10/15/22	500,000	505,193	514,897
Ensco PLC	3.250	03/15/16	600,000	599,334	610,972
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	150,400
Frontier Communications Corporation	6.875	01/15/25	500,000	491,204	500,000
GATX Corporation	4.750	05/15/15	500,000	502,674	507,165
General Electric Capital Corporation	5.500	01/08/20	500,000	498,865	572,288
HCA Holdings, Inc.	3.750	03/15/19	500,000	500,000	500,625
Headwaters, Inc.	7.625	04/01/19	305,000	305,099	317,963
HealthSouth Corporation	7.750	09/15/22	365,000	365,698	386,900
Hertz Corporation	6.750	04/15/19	220,000	217,777	226,600
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	750,000	750,000	783,750
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	410,000
Icahn Enterprises L.P.	4.875	03/15/19	475,000	475,000	473,813
Icahn Enterprises L.P.	6.000	08/01/20	600,000	610,507	618,120
International Game Technology	7.500	06/15/19	500,000	499,848	541,443
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,973	497,500
Johnson Controls, Inc.	5.500	01/15/16	500,000	480,430	523,613
Kraft Foods, Inc.	5.375	02/10/20	500,000	509,997	566,402
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	164,800
Lazard Group LLC	4.250	11/14/20	500,000	498,588	526,975
Lear Corporation	4.750	01/15/23	375,000	368,569	374,062
Lennar Corporation	4.750	11/15/22	375,000	370,046	367,500
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	359,732	357,875
MarkWest Energy Partners, L.P.	4.875	12/01/24	500,000	500,000	488,750
Masco Corporation	7.125	03/15/20	350,000	349,999	404,250
MasTec, Inc.	4.875	03/15/23	500,000	490,735	470,000
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,045,000
Morgan Stanley	5.500	01/26/20	500,000	498,441	562,564
NBC Universal Media LLC	5.150	04/30/20	500,000	499,558	567,400
NRG Energy, Inc.	6.250	07/15/22	500,000	500,000	511,250
Omnova Solutions, Inc.	7.875	11/01/18	600,000	607,875	606,000
Perry Ellis International, Inc.	7.875	04/01/19	375,000	372,392	384,375
Precision Drilling Corporation	6.625	11/15/20	250,000	255,896	225,000
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	499,240	539,260

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Regency Energy Partners LP	5.875%	03/01/22	$425,000	$418,598	$423,937
Rosetta Resources Inc.	5.875	06/01/22	500,000	500,000	450,000
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	492,500
Sprint Nextel Corporation	6.000	12/01/16	500,000	505,951	523,012
Sprint Corporation	7.125	06/15/24	155,000	155,000	144,150
Steelcase, Inc.	6.375	02/15/21	500,000	505,959	577,158
Stone Energy Corporation	7.500	11/15/22	500,000	513,623	430,000
Tech Data Corporation	3.750	09/21/17	500,000	504,223	516,508
Tesoro Logistics LP	5.875	10/01/20	391,000	398,634	391,977
Time Warner Cable, Inc.	5.000	02/01/20	500,000	494,144	550,992
T-Mobile USA Inc.	6.464	04/28/19	340,000	344,041	353,600
T-Mobile USA Inc.	6.731	04/28/22	210,000	207,454	216,300
T-Mobile USA Inc.	6.836	04/28/23	65,000	63,624	67,113
Tronox Finance LLC	6.375	08/15/20	375,000	367,451	375,938
Tyson Foods, Inc.	4.500	06/15/22	500,000	513,218	541,343
Unit Corporation	6.625	05/15/21	500,000	495,110	447,500
Weatherford International Limited	4.500	04/15/22	500,000	517,207	445,013
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	395,250
Xerium Technologies, Inc.	8.875	06/15/18	416,000	432,078	437,060
Total Bonds				40,497,623	40,905,774

Common Stock - 0.00%
Intrepid Potash, Inc. (B)			100	$1	$8,133
Total Common Stock				1	8,133

Total Corporate Public Securities				$40,805,616	$41,201,026

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Interest	Maturity	Principal		Fair
Corporate Public Securities: (A) (Continued)	Rate/Yield^	Date	Amount	Cost	Value

Short-Term Securities:
Commercial Paper - 4.72%
Ameren Corporation	0.500%	1/12/2015	$2,000,000	$1,999,694	$1,999,694
Enterprise Products Operating, LLC	0.650	1/14/2015	2,000,000	1,999,531	1,999,531
PPG Industries, Inc.	0.520	1/26/2015	2,500,000	2,499,097	2,499,097
Total Short-Term Securities				$6,498,322	$6,498,322
Total Investments	108.91%			$150,057,736	$149,823,553
Other Assets	5.78				7,956,454
Liabilities	(14.69)				(20,211,088)
Total Net Assets	100.00%				$137,568,919

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of December 31, 2014, the values of these securities amounted to $83,509,498 or 60.70% of net assets.
^	Effective yield at purchase
PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.78%		BROADCASTING & ENTERTAINMENT - 2.40%
AAR Corporation	$1,080,000	HOP Entertainment LLC	$-
Alliant Techsystems Inc.	1,036,250	Lamar Media Corporation	164,800
Merex Holding Corporation	540,654	Money Mailer	1,266,222
Moog Inc.	249,075	NBC Universal Media LLC	567,400
Whitcraft Holdings, Inc.	923,603	Numericable Group SA	237,900
	3,829,582	Time Warner Cable, Inc.	550,992
AUTOMOBILE - 7.24%		Sundance Investco LLC	-
Accuride Corp	515,000	Unitymedia KabelBW GmbH	516,250
American Axle & Manufacturing, Inc.	122,400		3,303,564
Avis Budget Car Rental	408,750	BUILDINGS & REAL ESTATE - 2.82%
CG Holdings Manufacturing Company	1,651,463	ACP Cascade Holdings LLC	-
Chrysler Group, LLC	453,337	Duke Realty Limited Partnership	514,897
Dana Holding Corporation	267,650	Lennar Corporation	367,500
DPL Holding Corporation	1,742,752	Masco Corporation	404,250
Grakon Parent	1,720,350	MasTec, Inc.	470,000
Ideal Tridon Holdings, Inc.	204,537	Safway Group Holding LLC/Finance Corporation	237,500
J A C Holding Enterprises, Inc.	231,198	Sunrise Windows Holding Company	1,213,687
Johnson Controls, Inc.	523,613	TruStile Doors, Inc.	159,022
K & N Parent, Inc.	156,766	William Lyon Homes	505,000
Lear Corporation	374,062		3,871,856
Meritor, Inc.	1,045,000	CHEMICAL, PLASTICS & RUBBER - 2.86%
Penske Corporation	538,609	Capital Specialty Plastics, Inc.	765,617
	9,955,487	Cornerstone Chemical Company	382,500
BEVERAGE, DRUG & FOOD - 7.34%		Nicoat Acquisitions LLC	610,011
1492 Acquisition LLC	766,278	Omnova Solutions, Inc.	606,000
B&G Foods, Inc.	429,484	Polytex Holdings LLC	1,195,798
Eatem Holding Company	1,249,078	Tronox Finance LLC	375,938
JBS USA Holdings, Inc.	388,312		3,935,864
F F C Holding Corporation	212,061	CONSUMER PRODUCTS - 10.17%
Gennx Novel Holding, Inc.	1,688,956	AMS Holding LLC	289,665
Golden County Foods Holding, Inc.	-	Bravo Sports Holding Corporation	1,220,292
Hospitality Mints Holding Company	1,217,223	Clearwater Paper Corporation	487,500
Impact Confections	1,288,950	Custom Engineered Wheels, Inc.	408,222
JMH Investors LLC	1,040,166	gloProfessional Holdings, Inc.	1,335,913
Kraft Foods, Inc.	566,402	GTI Holding Company	835,223
Spartan Foods Holding Company	707,266	Handi Quilter Holding Company	1,714,304
Tyson Foods, Inc.	541,343	HHI Group, LLC	1,608,789
	10,095,519	K N B Holdings Corporation	95,923

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Manhattan Beachwear Holding Company	$1,085,042	O E C Holding Corporation	$478,844
NXP BV/NXP Funding LLC	750,000	PPG Industries, Inc.	2,499,097
Perry Ellis International, Inc.	384,375	Strahman Holdings Inc	1,184,814
Prestige Brands Holdings, Inc.	638,625	Truck Bodies & Equipment International	1,398,225
R A J Manufacturing Holdings LLC	498,306		14,842,500
R.R. Donnelley & Sons Company	492,500	DIVERSIFIED/CONGLOMERATE, SERVICE - 8.66%
Tranzonic Holdings LLC	1,708,499	ADT Corporation	513,750
Xerium Technologies, Inc.	437,060	A S C Group, Inc.	1,451,557
	13,990,238	A W X Holdings Corporation	210,000
CONTAINERS, PACKAGING & GLASS - 1.19%		Advanced Technologies Holdings	543,429
Paperworks Industries, Inc.	500,000	Anglogold Holdings PLC	574,699
Rose City Holding Company	114,090	Bank of America Corporation	520,613
SMB Machinery Holdings, Inc.	724,354	Church Services Holding Company	519,496
Vitex Packaging Group, Inc.	300,061	Clough, Harbour and Associates	266,243
	1,638,505	Crane Rental Corporation	853,012
DISTRIBUTION - 3.98%		EPM Holding Company	647,582
ARI Holding Corporation	2,117,260	Hilton Worldwide Holdings, Inc.	783,750
Blue Wave Products, Inc.	774,933	HVAC Holdings, Inc.	1,355,980
BP SCI LLC	399,308	Insurance Claims Management, Inc.	277,254
HD Supply, Inc.	129,222	Mail Communications Group, Inc.	221,577
Signature Systems Holding Company	982,999	Northwest Mailing Services, Inc.	319,847
WP Supply Holding Corporation	1,069,716	Pearlman Enterprises, Inc.	941,322
	5,473,438	PPC Event Services	1,292,706
DIVERSIFIED/CONGLOMERATE, MANUFACTURING -		Safety Infrastructure Solutions	158,211
10.79%		Sirius XM Radio Inc.	458,350
Advanced Manufacturing Enterprises LLC	1,313,575		11,909,378
Amsted Industries	233,400	ELECTRONICS - 1.63%
Arrow Tru-Line Holdings, Inc.	165,585	Anixter, Inc.	165,000
CTP Transportation Products, LLC	327,050	Belden Inc.	201,600
Dunn Paper	1,711,336	Connecticut Electric, Inc.	862,048
F G I Equity LLC	214,177	Jabil Circuit, Inc.	497,500
G C Holdings	117,197	Tech Data Corporation	516,508
Hartland Controls Holding Corporation	1,502,021		2,242,656
Hi-Rel Group LLC	873,532	FINANCIAL SERVICES - 5.31%
Janus Group Holdings LLC	1,805,051	Ally Financial, Inc.	787,500
J.B. Poindexter Co., Inc.	540,000	Alta Mesa Financial Services	317,890
K P I Holdings, Inc.	470,463	Braskem Finance Ltd.	375,937
Nortek, Inc.	8,133	CIT Group, Inc.	1,012,500
		Consolidated Energy Finance S.A.	436,943

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

GATX Corporation	$507,165	MACHINERY - 3.31%
General Electric Capital Corporation	572,288	ABC Industries, Inc.	$443,554
Harron Communications, L.P.	272,500	Arch Global Precision LLC	1,094,077
Icahn Enterprises L.P.	1,091,933	E S P Holdco, Inc.	313,239
Lazard Group LLC	526,975	Motion Controls Holdings	1,062,526
LBC Tank Terminals Holding Netherlands B.V.	666,315	M V I Holding, Inc.	-
Morgan Stanley	562,564	NetShape Technologies, Inc.	1,290,857
REVSpring, Inc.	179,190	Welltec A/S	348,750
	7,309,700		4,553,003
HEALTHCARE, EDUCATION & CHILDCARE - 7.91%		MEDICAL DEVICES/BIOTECH - 0.56%
American Hospice Management Holding LLC	1,329,440	ETEX Corporation	-
CHG Alternative Education Holding Company	1,068,286	Mallinckrodt PLC	513,750
DaVita, Inc.	530,000	MedSystems Holdings LLC	259,708
GD Dental Services LLC	130,681	MicroGroup, Inc.	-
ECG Consulting Group	1,369,645	TherOX, Inc.	-
ERG Holding Company LLC	1,029,128		773,458
HCA Holdings, Inc.	500,625	MINING, STEEL, IRON & NON-PRECIOUS METALS -
Healthcare Direct Holding Company	825,219	1.01%
HealthSouth Corporation	386,900	Alcoa, Inc.	674,614
Kindred Escrow Corp. II	538,125	Commercial Metals Company	716,250
Lifepoint Hospitals, Inc.	357,875		1,390,864
Qwest Diagnostic, Inc.	539,260	NATURAL RESOURCES - 0.62%
Synteract Holdings Corporation	2,101,080	ArcelorMittal	533,125
Touchstone Health Partnership	-	Headwaters, Inc.	317,963
Wheaton Holding Corporation	174,434		851,088
	10,880,698	OIL & GAS - 10.58%
HOME & OFFICE FURNISHINGS, HOUSEWARES,		Access Midstream Partners, L.P.	507,500
AND DURABLE CONSUMER PRODUCTS - 1.67%		American Energy - Marcellus, LLC	121,671
Airxcel Holdings	1,722,709	Antero Resources Corporation	382,162
Steelcase, Inc.	577,158	Avantech Testing Services LLC	854,493
Transpac Holding Company	-	Bonanza Creek Energy, Inc.	395,000
Wellborn Forest Holding Company	-	California Resources Corporation	405,600
	2,299,867	Calumet Specialty Products Partners L.P.	462,500
LEISURE, AMUSEMENT, ENTERTAINMENT - 1.94%		Cimarex Energy Co.	520,000
Brunswick Corporation	535,000	CITGO Petroleum Corporation	431,375
CTM Holding, Inc.	1,594,267	Continental Resources, Inc.	483,750
International Game Technology	541,443	CVR Refining LLC	332,500
	2,670,710	Ensco PLC	610,972
		Enterprise Products Operating, LLC	1,999,531

See Notes to Consolidated Financial Statements

2014 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2014

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Forum Energy Technologies	$150,400	Sprint Nextel Corporation	$523,012
Hercules Offshore, Inc.	345,000	T-Mobile USA Inc.	637,013
Hilcorp Energy Company	621,425	Univision Communications	161,600
Hornbeck Offshore Services, Inc.	410,000	West Corporation	478,750
Jupiter Resources Inc.	376,250		4,220,701
MarkWest Energy Partners, L.P.	488,750	TRANSPORTATION - 3.55%
MEG Energy Corporation	898,750	CHC Helicopter SA	875,250
Niska Gas Storage Partners LLC	376,250	Hertz Corporation	226,600
Petroplex Inv Holdings LLC	170,226	Huntington Ingalls Industries	508,750
Precision Drilling Corporation	225,000	Kenan Advantage Group, Inc.	515,000
Regency Energy Partners LP	423,937	MNX Holding Company	1,199,823
Rosetta Resources Inc.	450,000	NABCO, Inc.	-
Stone Energy Corporation	430,000	Topaz Marine S.A.	459,400
Tesoro Logistics LP	391,977	VP Holding Company	883,916
Unit Corporation	447,500	XPO Logistics, Inc.	219,450
Weatherford International Limited	445,013		4,888,189
WPX Energy, Inc.	395,250	UTILITIES - 2.08%
	14,552,782	Ameren Corporation	1,999,694
PHARMACEUTICALS - 2.89%		Calpine Corporation	344,250
Clarion Brands Holding Corp.	1,725,873	NRG Energy, Inc.	511,250
CorePharma LLC	563,961		2,855,194
Endo Finance LLC	490,000
Forest Laboratories, Inc.	936,756	WASTE MANAGEMENT / POLLUTION - 1.80%
Valeant Pharmaceuticals International	263,750	Aquilex Holdings LLC	165,448
	3,980,340	MES Partners, Inc.	1,297,803
TECHNOLOGY - 0.75%		Torrent Group Holdings, Inc.	1,018,505
Audatex North America, Inc.	216,825		2,481,756
First Data Corporation	263,125
Smart Source Holdings LLC	546,666
	1,026,616	Total Investments - 108.91%	$149,823,553
TELECOMMUNICATIONS - 3.07%
All Current Holding Company	270,551
CCO Holdings Capital Corporation	1,003,750
Centurytel, Inc.	501,875
Frontier Communications Corporation	500,000
Sprint Corporation	144,150

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History

Babson Capital Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trustees at least quarterly. The consolidated financial statements include private placement restricted securities valued at $83,509,498 (60.70% of net assets) as of December 31, 2014 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2014, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying

2014 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/ increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2014.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	8.0% to	12.8%
Bonds	Cash Flows	Rate	16.1%
Equity	Market	Valuation	4.5x to	7.5x
Securities	Approach	Multiple	11.6x
		Discount for	0% to	2.9%
		lack of	24%
		marketability
		EBITDA	$3.2 million to	18.6 million
			$135.6 million

Fair Values Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2014:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$77,879,912	$-	$18,614,707	$59,265,205
Common Stock - U.S.	8,548,845	-	-	8,548,845
Preferred Stock	6,123,833	-	-	6,123,833
Partnerships and LLCs	9,571,615	-	-	9,571,615
Public Securities
Bank Loans	287,119	-	287,119	-
Corporate Bonds	40,905,774	-	40,905,774	-
Common Stock - U.S.	8,133	8,133	-	-
Short-term Securities	6,498,322	-	6,498,322	-
Total	$149,823,553	$8,133	$66,305,922	$83,509,498

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

There were no transfers into or out of Level 1 and Level 2 assets.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2013	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2014
Restricted Securities
Corporate Bonds	$56,939,587	$2,908,068	$21,893,883	$(8,276,928)	$(14,199,405)	$-	$-	$59,265,205
Common Stock - U.S.	9,668,741	3,516,727	1,548,796	(6,185,419)	-	-	-	8,548,845
Preferred Stock	6,926,282	1,072,613	1,450,708	(3,325,770)	-	-	-	6,123,833
Partnerships and LLCs	9,491,997	887,406	2,475,259	(3,283,047)	-	-	-	9,571,615
	$83,026,607	$8,384,814	$27,368,646	$(21,071,164)	$(14,199,405)	$-	$-	$83,509,498

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net	Change in Unrealized Gains
	Assets Resulting from	in Net Assets from assets
	Operations	still held
Interest (Amortization)	$283,490	$-

Net realized gain on
investments before taxes	5,954,972	-

Net change in unrealized
depreciation of investments
before taxes.	2,146,352	1,737,499

2014 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.  Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. In 2014, the fund incurred $1,096,209 of tax as a result of retaining capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2014, the Trust decreased undistributed net investment income by $299,077, decreased accumulated net realized gains by $3,392,362, increased retained net realized gain on investments by $3,103,740 and increased additional paid in capital by $587,699 to more accurately display the Trust’s capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2014 were as follows:

Income tax expense (benefit)
Current:
Federal	$81,081
State	1,991
Total current	83,072
Deferred:
Federal	$254,843
State	6,098
Total deferred	260,941
Total income tax expense from continuing
operations	$344,013

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2014 were as follows:

Deferred tax liabilities:
Unrealized gain on investments	409,619
Total deferred tax liabilities	409,61
Net deferred tax liability	$(409,619)

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2014.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A reconciliation of the differences between the Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2014 is as follows:				3.
Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

		Amount	Percentage

Provision for income taxes at the
U.S. federal rate		$305,051	34.00%
State tax, net of federal effect		32,569	3.63%
Change in valuation allowance		0	0%
Other		6,393	0.95%
Income tax expense		$344,013	38.58%

Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

The components capital shown in the following table represent the Trust’s undistributed net investment income, undistributed net capital gains, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2014, each of which is determined on a U.S. Federal tax basis:				4.
Senior Secured Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2014, the Trust incurred total interest expense on the Note of $613,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $15,808,854 as of December 31, 2014.

Undistributed (Overdistributed) Net Investment Income	Undistributed Net Capital Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation (Depreciation) on Securities and Other Investments

$811,054	$0	$0	$ (1,351,021)

The tax character of distributions declared during the years ended December 31, 2014 and 2013 was as follows:

Distributions paid from:		2014	2013

Ordinary Income		$9,866,694	$11,039,357
Long-term Capital Gains		$1,236,130	$-

2014 Annual Report

5.	Purchases and Sales of Investments			7.	Aggregate Remuneration Paid to Officers, Trustees, and their Affiliated Persons
		For the year ended

For the year ended December 31, 2014, the Trust paid its Trustees aggregate remuneration of $221,400. During the year, the Trust did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as “interested persons” of the Trust.

All of the Trust’s officers are employees of Babson Capital. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2014, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust’s Trustees, is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Babson Capital.

The Trust did not make any payments to Babson Capital for the year ended December 31, 2014, other than amounts payable to Babson Capital pursuant to the Contract.

		12/31/2014

			Proceeds
		Cost of	from
		Investments	Sales or
		Acquired	Maturities
	Corporate restricted securities	$40,521,086	$38,501,540
	Corporate public securities	8,255,595	6,166,813

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of Decemmber 31, 2014. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2014 is $234,183 and consists of $13,605,328 appreciation and $13,839,511 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $406,619 on net unrealized gains on the PI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (Unaudited)			8.	Certifications

		March 31, 2014
As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

		Amount	Per Share
	Investment income	$3,338,986	$-
	Net investment income	2,505,401	0.24
	Net realized and unrealized
	gain on investments (net of taxes)	1,277,356	0.12
		June 30, 2014
		Amount	Per Share
	Investment income	$3,100,579	$-
	Net investment income	2,438,053	0.24
	Net realized and unrealized			9.	Subsequent Events
	gain on investments (net of taxes)	4,441,559	0.43
		September 30, 2014			The Trust has evaluated the possibility of subsequent events existing in this report through February 26, 2015. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.
		Amount	Per Share
	Investment income	$3,670,960	$-
	Net investment income	3,026,732	0.29
	Net realized and unrealized
	gain on investments (net of taxes)	79,068	0.01
		December 31, 2014
		Amount	Per Share
	Investment income	$3,213,883	$-
	Net investment income	2,701,305	0.26
	Net realized and unrealized
	gain on investments (net of taxes)	34,958	0.00

Babson Capital Participation Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

The Shareholders and Board of Trustees of Babson Capital Participation Investors

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Participation Investors (the “Trust”), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian and counterparties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated selected financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Participation Investors as of December 31, 2014, the consolidated results of their operations and cash flows for the year then ended, the consolidated changes in their net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

February 25, 2015

2014 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (57) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman / Nominee	Term expires 2015; Trustee since 2009	President of Babson Capital (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Babson Capital Corporate Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005- 2013), MassMutual Corporate Value Partners Limited (investment company); Director (since 2008), Jefferies Finance LLC (a finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Director (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of Investment Committee (since 1999), Diocese of Springfield; and Member of Investment Committee (since 2015), Baystate Health Systems.

*
Mr. Noreen is classified as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and President of Babson Capital.

Babson Capital Participation Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (71) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993 - 2003) of the Trust.	91
Trustee (since 2003), President (1993-2003), Babson Capital Corporate Investors; Director (2006-2014), Jefferies Group, Inc. (financial services); Director (2003-2010), Alabama Aircraft Industries, Inc. (aircraft maintenance and overhaul); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Series Investment Fund II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (since 2013), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management).

*
Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Leucadia National Corporation, which is the parent company of Jefferies Group, Inc., and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

2014 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

William J. Barrett (75) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2015; Trustee since 2006	President (since 2010), WJ Barrett Associates, Inc.; President (2002-2010), Barrett-Gardner Associates, Inc. (private merchant bank).	2
Trustee (since 2006), Babson Capital Corporate Investors; Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (2000-2012), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President, Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Michael H. Brown (57) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Babson Capital Corporate Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (58) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2013	Managing Director and General Partner (since 1993), Boston Ventures Management (private equity firm).	2
Trustee (since 2013), Babson Capital Corporate Investors; Managing Director (since 1993), Boston Ventures V L.P. (private equity fund); Managing Director (since 1993), Boston Ventures VI L.P. (private equity fund); Member of the Board Overseers (2013-2014), MSPCA-Angell; Member of the Grants Committee (since 2013), IECA Foundation; and President of the Board (2006- 2012), Codman Academy Public Charter School.

Babson Capital Participation Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Edward P. Grace III (64) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Venture s Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2
Trustee (since 2012), Babson Capital Corporate Investors; Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe’s, Inc. (restaurant chain); Director (2008-2010), Logan’s Roadhouse, Inc. (restaurant); Director (2007-2009), Claim Jumper Restaurants (restaurant chain); Director (1996-2008), RARE Hospitality International, Inc. (restaurant chain); Director (2006-2008), Quintess/Dream Catchers Retreats; Director (2004-2009), The Gemesis Corporation (cultivator of cultured diamonds); Trustee (1999- 2008), Bryant University; Trustee (1994-2010), Johnson & Wales University.

Susan B. Sweeney (62) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2016; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008- 2010), Ironwood Capital.	91
Trustee (since 2012), Babson Capital Corporate Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Fund (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual).

Maleyne M. Syracuse (58) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2007	Private Investor; Managing Director (2000-2007), JP Morgan Securities, Inc. (investments and banking); Managing Director (1981 - 2000), Deutsche Bank Securities.	2	Trustee (since 2007), Babson Capital Corporate Investors.

2014 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years

Michael L. Klofas (54) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009
Vice President (1998-2009) of the Trust; President (since 2009), Vice President (1998- 2009), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher A. DeFrancis (48) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2010
Associate Secretary (2008-2010) of the Trust; Vice President, Secretary and Chief Legal Officer (since 2010), Associate Secretary (2008-2010), Babson Capital Corporate Investors; Chief Compliance Officer (since 2011), Co-General Counsel, Secretary, and Managing Director (since 2010), Senior Counsel, Assistant Secretary and Managing Director (2010), Assistant Secretary and Counsel (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Vice President and Secretary (since 2010), Assistant Secretary (2009-2010), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (52) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999- 2003), Babson Capital Corporate Investors; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (41) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Chief Compliance Officer (since 2006), Babson Capital Corporate Investors; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust; Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2005), Babson Capital.

Daniel J. Florence (42) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008
Associate Treasurer (2006-2008) of the Trust; Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Corporate Investors; and Director (since 2013), Associate Director (2008-2013), Analyst (2000-2008), Babson Capital.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 23, 2014.

Babson Capital Participation Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 years

Sean Feeley (47) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Vice President (since 2011), Babson Capital Corporate Investors; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2003), Babson Capital; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Richard E. Spencer, II (52) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2002	Vice President (since 1992), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; and Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 23, 2014.

2014 Annual Report

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.

Members of the Board of Trustees

William J. Barrett	Michael H. Brown*	Barbara M. Ginader
President,	Private Investor	Managing Director and General Partner
W J Barrett Associates, Inc.		Boston Ventures Management

Edward P. Grace	Robert E. Joyal	Clifford M. Noreen
President	Retired President,	President,
Phelps Grace International, Inc	Babson Capital Management LLC	Babson Capital Management LLC

Susan B. Sweeney*	Maleyne M. Syracuse*
Private Investor	Private Investor

Officers

Clifford M. Noreen	Michael L. Klofas	James M. Roy
Chairman	President	Vice President &
Chief Financial Officer

Christopher A. DeFrancis	Sean Feeley	Richard E. Spencer, II
Vice President, Secretary &	Vice President	Vice President
Chief Legal Officer

Daniel J. Florence	Melissa M. LaGrant
Treasurer	Chief Compliance Officer

*Member of the Audit Committee

B a b s o n C a p i t a l PARTICIPATION INVESTORS 2014 Annual Report
PI6370

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, the Registrant approved an amendment to its Code of Ethics.  The changes to the Code of Ethics include (i) no personal trading in fixed income instruments, (ii) no short selling of any security (other than ETFs), (iii) no purchasing or selling/writing a derivative on any security type (other than an ETF, index, currency, commodity or direct obligation of the U.S. Government), and (iv) clarification regarding special circumstances when personal trading may be restricted.

The Registrant adopted the Code of Ethics of its investment adviser, Babson Capital.

Amended Code of Ethics is attached hereto as Exhibit 2.

There were no waivers from the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed to the Registrant
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013
Audit Fees	$64,500	$64,500
Audit-Related Fees	0	0
Tax Fees	46,200	46,200
All Other Fees	0	0
Total Fees	$110,700	$110,700

Non-Audit Fees Billed to Babson Capital and MassMutual
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013
Audit-Related Fees	$1,268,006	$971,856
Tax Fees	140,000	75,000
All Other Fees	0	0
Total Fees	$1,408,006	$1,046,856

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital"), and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2014, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2013 and 2014 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2013 fees billed represent final 2013 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2013 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2014 Annual Form N-CSR, but are now properly included in the 2013 fees billed to the Registrant, Babson Capital and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Babson Capital’s Proxy Voting Policy:

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts).  To implement this general principle, Babson Capital engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies.  Babson Capital’s Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson Capital will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”).  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson Capital recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Babson Capital can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”).  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson Capital or a Babson Capital associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson Capital’s Proxy Voting Procedures:

Babson Capital will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator.  If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson Capital votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson Capital’s Chief Compliance Officer or General Counsel prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson Capital’s Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson Capital in accordance with Babson Capital’s Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Babson Capital should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Babson Capital will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Babson Capital will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson Capital’s Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College. He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. Klofas also presently serves as President of Babson Capital Corporate Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professional (together with the Portfolio Manager, the "Portfolio Team").

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A)	ADVISORY FEE	FEE ACCOUNTS (A)

	Registered	0	N/A	0	N/A
Eric	Investment
Lloyd (B)	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles

	Other	2	$16.68 million	0	N/A
	Accounts (C)

	Registered	6	$1.45 billion	0	N/A
Sean	Investment
Feeley	Companies

	Other Pooled	4	$183.52 million	4	$183.52 million
	Investment
	Vehicles

	Other	9	$3.52 billion	0	N/A
	Accounts (C)

	Registered	1	$280.13 million	0	N/A
Michael L.	Investment
Klofas	Companies

	Other Pooled	7	$724.28 million	7	$724.28 million
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts (D)

(A)	Account asset size has been calculated as of December 31, 2014.

(B)
Mr. Lloyd, as head of Babson Capital’s Global Private Credit Group, has overall responsibility for all private placement mezzanine debt securities. Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital’s Global Private Credit Group.

(C)
Mr. Feeley has investment discretion over certain sectors of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (the “GIA”).  However, since Mr. Feeley is not considered a primary portfolio manager of the GIA, these assets are not represented in the table above.

(D)
Mr. Klofas manages private placement mezzanine debt securities for the GIA.  However, since Mr. Klofas is not considered a primary portfolio manager of the GIA, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team, have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable designed to address such conflicts.

Transactions with Affiliates: Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-trade since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Babson Capital’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions: While Babson Capital or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson Capital advisory clients during or after the original syndication. Babson Capital advisory clients may purchase such loans directly from Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson Capital or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson Capital has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address this conflict of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson Capital advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson Capital advisory client directs Babson Capital to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson Capital may permit certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or eligible employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Management of Multiple Accounts: As noted above, Babson Capital’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital’s other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson Capital is consistent with Babson Capital’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular account as a result of the ownership or economic interest of Babson Capital, its affiliates or employees and a Code of Ethics.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson Capital’s interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. In order to address these conflicts, Babson Capital has adopted a Best Execution Policy, which establishes the necessary controls to satisfy its obligations regarding best execution and ensures it places advisory client trades in such a manner that the advisory client’s total costs or proceeds are the most favorable under the circumstances, and a Directed Brokerage Policy, which ensures all directed brokerage instructions are executed in accordance with written client instructions and applicable legal requirements.

Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan | Aon Hewitt, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven annual bonus is based on the overall performance of Babson Capital as well as the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, employee individual performance in relation to pre-determined goals, and the assets under management. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which is meant to represent the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

BENEFICIAL OWNERSHIP. As of December 31, 2014, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Eric Lloyd	None
Sean Feeley	None
Michael L. Klofas	None

*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Attached hereto as Exhibit 2.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 6, 2015

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 6, 2015